SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        Date of report: October 10, 2000
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)



                333-16031                             86-0793960
(Commission File No.)                               (I.R.S. Employer
                                                   Identification No.)


                       1810 Chapel Avenue West, Suite 130
                          Cherry Hill, New Jersey 08002
               (Address of principal executive offices; zip code)

                                 (856) 663-3500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)



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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         On October 10, 2000, Front Porch Digital Inc., a Nevada corporation (the "Company"), acquired the net assets of the media services operations (the "Business") of Storage Technology Corporation, a Delaware corporation ("StorageTek"), pursuant to an Asset Purchase Agreement dated as of October 10, 2000 (the "Asset Purchase Agreement"), between the Company and StorageTek. The consideration paid by the Company pursuant to the Asset Purchase Agreement consisted of (a) $153,915.63 in cash (obtained from the net proceeds of a recently-completed private placement of the Company's common stock, par value $.001 per share (the "Common Stock")), and (b) 6,088,636 shares of Common Stock, of which 6,040,333 shares were issued upon the execution of the Asset Purchase Agreement and 48,303 shares were issued as a post-closing adjustment to provide StorageTek a 19.9% ownership interest in the Company on a fully diluted basis as of the closing date (the "Purchase Price"). In addition to the payment of the Purchase Price, in connection with the acquisition the Company assumed certain liabilities and obligations of StorageTek relating to the Business, including certain royalty payments payable to Dr. Giancarlo Gaggero (the Company's Senior Vice President of Media Technologies) pursuant to the terms of an Asset Purchase Agreement dated as of December 2, 1998 between StorageTek and Data Strategies International, Inc.

         Within 30 days of the closing, the Company has the right to provide StorageTek a statement of net assets (as defined) of the Business. In the event there is a discrepancy between the net assets set forth in such statement and the cash portion of the Purchase Price paid by the Company at the closing of the acquisition, the parties will endeavor to resolve such discrepancy and a cash purchase price adjustment will be made by the parties to adjust the cash payment made at the closing to an amount equal to the net assets of the Business as of September 29, 2000.

         Pursuant to the terms of the Asset Purchase Agreement, the Company acquired substantially all of the assets used in the operation of the Business, exclusive of certain assets of StorageTek not solely related to the Business. The acquired assets include the following:

o Tangible assets, including machinery and equipment, computer hardware, leasehold improvements and other improvements;

o        Intellectual property;

o        Customer lists;

o        Subsisting contracts with customers; and

o All revenues allocable to the Business and recognizable by StorageTek under accrual-based accounting procedures from July 1, 2000 to the closing date and allocable to work performed by StorageTek after June 30, 2000, exclusive of revenues generated prior to the closing date in respect of one identified project.

         Pursuant to the Asset Purchase Agreement, StorageTek has agreed not to compete with the Company in respect of the Business for a period of five years following the closing date and that the Company will be the exclusive provider to StorageTek and its affiliates during such five-

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year period of the services that comprise the Business, including with respect to all third-party Business opportunities and contracts generated by the sales force of StorageTek or any of its affiliates or through StorageTek's sales and marketing efforts.

         In connection with the transaction, StorageTek was granted certain registration rights with respect to the shares of Common Stock comprising a portion of the Purchase Price. In addition, the Company entered into a four-year employment agreement with Dr. Giancarlo Gaggero pursuant to which Dr. Gaggero will be employed as the Company's Senior Vice President of Media Technologies and a three-year employment agreement with Melton E. Ladd, pursuant to which Mr. Ladd will be employed as the Company's Chief Engineer.

         The Business consists generally of the provision of media conversion and other media-related services, including, but not limited to, tape, disk and optical recovery, duplication, data conversion and archiving services. The headquarters for the Business is located in Houston, Texas and includes approximately 17 full-time employees. The Business includes (i) the provision of various services to customers (including StorageTek) relating to data storage media both in the United States and in other countries, such as conversion of data from one type of media to another, duplication of data, data refreshing and data archiving, and (ii) the development, use and support of software and other tools that are used to perform such services.


ITEM 5.     OTHER INFORMATION

         In October 2000, the Company completed a private placement of 118.032 units, each unit consisting of 25,000 shares of Common Stock, and received from such offering aggregate net proceeds of $5,605,940 after deducting placement agent commissions of $295,660. A portion of the net proceeds from such offering was applied to the cash portion of the Purchase Price for the acquisition of the Business. The balance of the net proceeds from such offering will be used for research and development expenses, sales and marketing expenses, the purchase of equipment and for working capital.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Financial statements, if any, required by this item will be filed by amendment within sixty (60) days from the date hereof.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Pro forma financial information, if any, required by this item will be filed by amendment within sixty (60) days from the date hereof.


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         (c)      The Company hereby furnishes the following exhibits:

                  10.1 Asset Purchase Agreement dated as of October 10, 2000 between the Company and StorageTek.

                  10.2 Registration Rights Agreement dated as of October 10, 2000 between the Company and StorageTek.

                  10.3 Employment Agreement dated as of October 10, 2000 between the Company and Dr. Giancarlo Gaggero.

                  10.4 Employment Agreement dated as of October 10, 2000 between the Company and Melton E. Ladd.

                  99.1 Joint Press Release dated October 11, 2000 issued by the Company and StorageTek.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    October 25, 2000

                                      FRONT PORCH DIGITAL INC.
                                               (Registrant)


                                      By:  /s/ TIMOTHY PETRY
                                          ------------------------------------
                                                Timothy Petry
                                                Chief Financial Officer